UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 19, 2004


                                EQUITY ONE, INC.
             (Exact name of registrant as specified in its charter)


                                     FLORIDA
                 (State of other jurisdiction of incorporation)


                              001-13499 52-1794271
          (Commission File Number) (I.R.S. Employer Identification No.)


         1696 N.E. MIAMI GARDENS DRIVE, NORTH MIAMI BEACH, FLORIDA 33179
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (305) 947-1664


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events


     Equity One, Inc. ("the Company") has entered into Amendment No. 2 to Credit Agreement, dated as of July 19, 2004 (the "Amendment"), among the Company, Wells Fargo Bank, National Association and the other lenders named therein (a copy of which agreement is attached as Exhibit 10.1 hereto and is incorporated herein by reference), which amends the Company's $340 million unsecured revolving credit facility with such lenders (the "Credit Facility"). Among other things, the Amendment changed the definition of "Asset Value" and "Operating Property Value" by decreasing the rate used to calculate the value thereof from 9.125% to 8.625% and changed the definition of "Unencumbered Pool Value" by decreasing the rate used to calculate the value thereof from 9.25% to 8.75%. These changes, in each case, have the effect of increasing the calculated values (assuming no change in the underlying operating results) of the Company's real estate assets upon which borrowing availability is based. In conjunction with these changes, the Amendment decreased the maximum ratio of total liabilities to gross asset value from 0.60 to 1.00 to 0.58 to 100.


Item 7.  Financial Statements and Exhibits

     (a)  Financial Statements of Business Acquired.
          Not applicable

     (b)  Pro Forma Financial Information.
          Not applicable

     (c)  Exhibits.

          10.1 Amendment No. 2 to Credit Agreement, dated as of July 19, 2004, among Equity One, Inc., Wells Fargo Bank, National Association, in its capacity as contractual representative of the lenders named therein

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Equity One has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 26, 2004                     EQUITY ONE, INC.

                                         By: /s/ Howard M. Sipzner
                                             ------------------------------
                                             Howard M. Sipzner
                                             Chief Financial Officer
                                             EQUITY ONE, INC.

                                INDEX TO EXHIBITS



Exhibit Number      Description of Exhibit
--------------      ----------------------

     10.1 Amendment No. 2 to Credit Agreement, dated as of July 19, 2004, among Equity One, Inc., Wells Fargo Bank, National Association, in its capacity as contractual representative of the lenders named therein

                                                                    Exhibit 10.1


                       AMENDMENT NO. 2 TO CREDIT AGREEMENT

     THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (the "Amendment"), dated as of July 19, 2004, is entered into by and between EQUITY ONE, INC., a corporation organized under the laws of the State of Maryland (the "Borrower") and WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as contractual representative of the "Lenders" under and as defined in the Credit Agreement referred to below (in such capacity, the "Administrative Agent").

                                 R E C I T A L S

     A. Pursuant to the terms of a Credit Agreement, dated as of February 7, 2003 between Borrower and Lenders, as amended by Amendment No. 1 to Credit Agreement dated March 18, 2004 (as further amended, restated supplemented or otherwise modified from time to time, the "Credit Agreement"), Lenders extended credit to Borrower in the principal amount of Three Hundred Forty Million Dollars ($340,000,000) (the "Loan"). The Loan is evidenced by certain promissory notes executed by Borrower in favor of Lenders, which promissory notes aggregate to the principal amount of the Loan (collectively, as amended, restated, supplemented or otherwise modified from time to time, the "Notes"), and is further evidenced by the documents described in the Credit Agreement as the "Loan Documents". All capitalized and herein undefined terms shall have the meanings as set forth in the Credit Agreement.

     B. By this Amendment, Borrower, Lenders and Administrative Agent intend to modify and amend certain terms and provisions of the Loan Documents.

     NOW, THEREFORE, Borrower, Lenders and Administrative Agent agree as follows:

     1. CONDITIONS PRECEDENT. The following are conditions precedent to Lenders' obligations under this Amendment:

          1.1 Receipt by Administrative Agent of fully executed originals of this Amendment and any and all other documents which are required by this Amendment or by any other Loan Document, each in form and content acceptable to Administrative Agent;

          1.2 Reimbursement to Administrative Agent by Borrower of Administrative Agent's costs and expenses incurred in connection with this Amendment and the transactions contemplated hereby, including, without limitation, reasonable attorneys' fees and documentation costs and charges, whether such services are furnished by Administrative Agent's employees or agents or by independent contractors;

          1.3 The representations and warranties contained in this Amendment are true and correct; and

          1.4 All payments due and owing to Lenders under the Loan Documents have been paid current as of the effective date of this Amendment.


                            Amendment No. 2 - Page 1

     2. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Administrative Agent and each Lender that no Event of Default or Default exists under any of the Loan Documents (as modified by this Amendment) and that all representations and warranties herein and in the other Loan Documents are true and correct, which representations and warranties shall survive execution of this Amendment. Without limiting the foregoing Borrower further represents and warrants to Administrative Agent and each Lender that (a) Borrower is in full compliance with the requirements of Section 8.14 of the Credit Agreement,
(b) each entity required pursuant to the terms of such Section 8.14 to execute and deliver a Guaranty or an Accession Agreement has done so, and (c) the Guarantor's Consent appended hereto correctly and accurately lists as signatories all entities which are required, pursuant to the terms of such
Section 8.14, to execute a Guaranty or an Accession Agreement in connection with the Loan.

     3. MODIFICATION OF LOAN DOCUMENTS. The Loan Documents are hereby supplemented and modified to incorporate the following, which shall supersede and prevail over any conflicting provisions of the Loan Documents and which, following satisfaction of all conditions precedent set forth in Section 1 above, shall be deemed effective as of June 30, 2004:

          3.1  Change in Capitalization Rates.
               ------------------------------

                    (a) Definition of "Asset Value". The definition of "Asset
               Value" set forth in the Credit Agreement is hereby amended by changing the reference to "9.125%" in subclauses (a) and (b) thereof to refer instead to "8.625%".

                    (b) Definition of "Operating Property Value". The definition of "Operating Property Value" set forth in the Credit Agreement is hereby amended by changing the reference to "9.125%" therein to refer instead to "8.625%".

                    (c) Definition of "Unencumbered Pool Value". The definition of "Unencumbered Pool Value" set forth in the Credit Agreement is hereby amended by changing the reference to "9.25%" in subclause
               (a) thereof to refer instead to "8.75%".

          3.2 Reduce Ratio of Total Liabilities to Gross Asset Value. Section 10.1(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                    "(b) Ratio of Total Liabilities to Gross Asset Value. The
               Borrower shall not permit the ratio of (i) Total Liabilities of the Borrower and its Subsidiaries determined on a consolidated basis to (ii) Gross Asset Value of the Borrower and its Subsidiaries determined on a consolidated basis, to exceed 0.58 to 1.00 at any time."

          3.3 Correction of Typographical Error in Section 13.7(b)(ix). Section 13.7(b)(ix) of the Credit Agreement is hereby amended by deleting therefrom the reference to "Unencumbered Pool", as such term is not used in the Credit Agreement.

                            Amendment No. 2 - Page 2

     4. FORMATION AND ORGANIZATIONAL DOCUMENTS. Borrower has previously delivered to Administrative Agent all of the relevant formation and organizational documents of Borrower and Guarantor, and all such formation documents remain in full force and effect and have not been amended or modified since they were delivered to Administrative Agent. Borrower hereby certifies that: (a) the above documents are all of the relevant formation and organizational documents of Borrower and Guarantor; (b) they remain in full force and effect; and (c) they have not been amended or modified since they were previously delivered to Administrative Agent.

     5. NON-IMPAIRMENT. Except as expressly provided herein, nothing in this Amendment shall alter or affect any provision, condition, or covenant contained in the Notes or other Loan Documents or affect or impair any rights, powers, or remedies of Lenders, it being the intent of the parties hereto that the provisions of the Notes and other Loan Documents shall continue in full force and effect except as expressly modified hereby.

     6. MISCELLANEOUS. This Amendment and the other Loan Documents shall be governed by and interpreted in accordance with the laws of the State of California, except if preempted by federal law. Time is of the essence of each term of the Loan Documents, including this Amendment. If any provision of this Amendment or any of the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed from this Amendment and the remaining parts shall remain in full force as though the invalid, illegal, or unenforceable portion had never been a part thereof.

     7. INTEGRATION; INTERPRETATION. The Loan Documents, including this Amendment, contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated therein and supersede all prior negotiations, written or oral. The Loan Documents shall not be modified except by written instrument executed by all parties. Any reference to the Loan Documents includes any amendments, renewals or extensions now or hereafter approved by Administrative Agent and Lenders in writing.

     8. EXECUTION IN COUNTERPARTS. To facilitate execution, this document may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)




                            Amendment No. 2 - Page 3

     IN WITNESS WHEREOF, Borrower and Administrative Agent, on behalf of and for the benefit of all Lenders, have caused this Amendment to be duly executed as of the date first above written.


BORROWER:                          EQUITY ONE, INC.

                                   By:      /s/ Chaim Katzman
                                            -------------------------------
                                   Name:    Chaim Katzman
                                   Title:   Chief Executive Officer


ADMINISTRATIVE AGENT:              WELLS FARGO BANK, NATIONAL ASSOCIATION

                                   By:      /s/ Edwin S. Poole, III
                                            -------------------------------
                                   Name:    Edwin S. Poole, III
                                   Its:     Vice President

















                            Amendment No. 2 - Page 4

                               GUARANTORS' CONSENT

     The undersigned (each a "Guarantor") consent to the foregoing AMENDMENT NO. 2 TO CREDIT AGREEMENT and the transactions contemplated thereby and each Guarantor reaffirms its obligations under, as applicable, (a) the Guaranty dated as of February 7, 2003, (b) the Accession Agreements dated as of February 12, 2003 and March 31, 2004, and (c) any subsequent Accession Agreements executed in connection therewith (collectively, as amended, restated, supplemented or otherwise modified from time to time, the "Guaranty"), and its waivers, as set forth in the Guaranty, of each and every one of the possible defenses to such obligations. Each Guarantor further reaffirms that its obligations under the Guaranty are separate and distinct from Borrower's obligations.

                Dated as of: July 19, 2004



GUARANTORS:                        Bandera Festival GP, LLC
                                   Beechnut Centre Corp
                                   Benbrook Centre Corp.
                                   Bend Shopping Centre Corp.
                                   Cashmere Developments, Inc.
                                   Centerfund (US), LLC
                                   Centrefund Acquisition (Texas) Crop.
                                   Centrefund Acquisition Corp.
                                   Centrefund Acquisition (Texas) Corp.
                                   Centrefund Acquisition Corp.
                                   Centrefund Development (Gainesville), LLC
                                   Centrefund Realty (U.S.) Corporation
                                   Colony GP, LLC
                                   Copperfield Crossing, Inc.
                                   Eastbelt Centre Corp.
                                   East Townsend Square, Inc.
                                   Equity (Landing) Inc.
                                   Equity One (147) Inc.
                                   Equity One (Alpha) Corp.
                                   Equity One (Atlantic Village) Inc.
                                   Equity One (Beauclerc) Inc.
                                   Equity One (Beta) Inc.
                                   Equity One (Commonwealth) Inc.
                                   Equity One Construction Inc.



                                   By:  /s/ Chaim Katzman
                                        -----------------------------
                                        Chaim Katzman
                                        President

                                   Equity One (Coral Way) Inc.
                                   Equity One (Delta) Inc.
                                   Equity One (El Novillo) Inc.
                                   Equity One (Eustis Square) Inc.
                                   Equity One (Forest Edge) Inc.
                                   Equity One (Forest Village Phase II) Inc.
                                   Equity One (Gamma) Inc.
                                   Equity One (Lantana) Inc.
                                   Equity One (Losco) Inc.
                                   Equity One (Mandarin) Inc.
                                   Equity One (Monument) Inc.
                                   Equity One (North Port) Inc.
                                   Equity One (Oak Hill) Inc.
                                   Equity One (Olive) Inc.
                                   Equity One (Point Royale) Inc.
                                   Equity One (Sky Lake) Inc.
                                   Equity One (Summerlin) Inc.
                                   Equity One (Walden Woods) Inc.
                                   Equity One (West Lake) Inc.
                                   Equity One Acquisition Corp.
                                   Equity One (Clematis) LLC
                                   Equity One Properties, Inc.
                                   Equity One Realty & Management Texas, Inc.
                                   Equity One Realty & Management FL, Inc.
                                   Equity Texas Properties, LLC
                                   FC Market GP, LLC
                                   Florida Del Rey Holdings II, Inc.
                                   Forrestwood Equity Partners GP, LLC
                                   Garland & Barns, LLC
                                   Garland & Jupiter, LLC
                                   Gazit (Meridian) Inc.
                                   Grogan Centre Corp.
                                   Harbor Barker Cypress GP, LLC
                                   Hedwig GP, LLC
                                   Homestead Market Center, Inc.
                                   IRT Alabama, Inc.
                                   IRT Capital Corporation II
                                   IRT Management Company
                                   KirkBiss GP, LLC


                                   By:  /s/ Chaim Katzman
                                        -----------------------------
                                        Chaim Katzman
                                        President

                                   Leesburg DrugStore, LLC
                                   Mariner Outparcel
                                   Mason Park GP, LLC
                                   McMinn Holdings, Inc.
                                   North American Acquisition Corp.
                                   North Kingwood Centre Corp.
                                   Oakbrook Square Shopping Center Corp.
                                   Parcel F, LLC
                                   Plymouth South Acquisition Corp.
                                   Prosperity Shopping Center Corp.
                                   PSL Developments, Inc.
                                   Ryanwood Shopping Center, L.L.C.
                                   SA Blanco Village Partners GP, LLC
                                   Salerno Village Shopping Center, LLC
                                   Shoppes at Jonathan's Landing, Inc.
                                   Shoppes at Westbury Shopping Center, Inc.
                                   South Kingwood Centre Corp.
                                   Spring Shadows GP, LLC
                                   St. Charles Outparcel, Inc.
                                   Steeplechase Centre Corp.
                                   Southwest 19 Northern, Inc.
                                   Texas Equity Holdings, LLC
                                   The Harbour Center, Inc.
                                   The Meadows Shopping Center, LLC
                                   The Shoppes of Eastwood, LLC
                                   UIRT GP, L.L.C.
                                   UIRT I - Centennial, Inc.
                                   UIRT LP, L.L.C.
                                   UIRT-Northwest Crossing, Inc.
                                   Wickham DrugStore, LLC
                                   Wimbledon Center Corp.
                                   Wurzbach Centre, LLC


                                   By:  /s/ Chaim Katzman
                                        -----------------------------
                                        Chaim Katzman
                                        President

                                   Bandera Festival Partners, LP

                                   By:  Bandera Festival GP, LLC

                                        By:  /s/ Chaim Katzman
                                             --------------------------
                                             Chaim Katzman
                                             President


                                   BC Centre Partners, LP

                                   By:  Harbour Barker Cypress GP, LLC

                                        By:  /s/ Chaim Katzman
                                             --------------------------
                                             Chaim Katzman
                                             President


                                   Beechnut Centre Corp.

                                   By:  Beechnut Centre Corp.

                                        By:  /s/ Chaim Katzman
                                             --------------------------
                                             Chaim Katzman
                                             President


                                   Bend Shopping Centre Corp.

                                   By:  Bend Shopping Centre Corp.

                                        By:  /s/ Chaim Katzman
                                             --------------------------
                                             Chaim Katzman
                                             President


                                   Eastbelt Centre I L.P.

                                   By:  Eastbelt Centre Corp.

                                        By:  /s/ Chaim Katzman
                                             --------------------------
                                             Chaim Katzman
                                             President

                                   FC Market Partners, LP

                                   By:  FC Market GP, LLC

                                        By:  /s/ Chaim Katzman
                                             --------------------------
                                             Chaim Katzman
                                             President


                                   Grogan Centre I L.P.

                                   By:  Grogan Centre Corp.

                                        By:  /s/ Chaim Katzman
                                             --------------------------
                                             Chaim Katzman
                                             President


                                   Hedwig Partners, LP

                                   By:  Hedwig GP, LLC

                                        By:  /s/ Chaim Katzman
                                             --------------------------
                                             Chaim Katzman
                                             President


                                   IRT Partners LP

                                   By:  Equity One, Inc.

                                        By:  /s/ Chaim Katzman
                                             --------------------------
                                             Chaim Katzman
                                             President


                                   Kirkwood - Bissonnet Partners, LP

                                   By:  KirkBiss GP, LLC

                                        By:  /s/ Chaim Katzman
                                             --------------------------
                                             Chaim Katzman
                                             President

                                   Mason Park Partners, LP

                                   By:  Mason Park GP, LLC

                                        By:  /s/ Chaim Katzman
                                             --------------------------
                                             Chaim Katzman
                                             President


                                   Park Northern/Centennial Partners, L.P.

                                   By:  UIRT I - Centennial, Inc.

                                        By:  /s/ Chaim Katzman
                                             --------------------------
                                             Chaim Katzman
                                             President


                                   SA Blanco Village Partners, LP

                                   By:  SA Blanco Village Partners GP, LLC

                                        By:  /s/ Chaim Katzman
                                             --------------------------
                                             Chaim Katzman
                                             President


                                   Steeplechase Centre I L.P.

                                   By:  Steeplechase Centre Corp.

                                        By:  /s/ Chaim Katzman
                                             --------------------------
                                             Chaim Katzman
                                             President


                                   Texas CP Land, LP

                                   By:  Colony GP, LLC

                                        By:  /s/ Chaim Katzman
                                             --------------------------
                                             Chaim Katzman
                                             President

                                   Texas Spring Shadows Partners, LP

                                   By:  Spring Shadows GP, LLC

                                        By:  /s/ Chaim Katzman
                                             --------------------------
                                             Chaim Katzman
                                             President


                                   UIRT, Ltd.

                                   By:  UIRT GP, LLC

                                        By:  /s/ Chaim Katzman
                                             --------------------------
                                             Chaim Katzman
                                             President

                                   Equity One Butler Creek LLC
                                   Equity One Realty & Management SE, Inc.
                                   Equity One (Beachway) Inc.
                                   Equity One (Belfair II) Inc.
                                   Equity One (First Merritt) Inc.
                                   Equity One (Hamilton Ridge) Inc.
                                   Equity One (Holly Hill) Inc.
                                   Equity One (Hunter's Creek) Inc.
                                   Equity One (Jonesboro) Inc.
                                   Equity One (Louisiana Holding) LLC
                                   Equity One (Louisiana Portfolio) LLC
                                   Equity One (North Village) LLC
                                   Equity One (North Village II) Inc.
                                   Equity One (Pavilion) Inc.
                                   Equity One (Presidential Movies) Inc.
                                   Equity One (Sheridan Plaza) LLC
                                   Equity One (Sparkleberry Phase II) Inc.
                                   Equity One (Texas Holdings) One GP LLC
                                   Equity One (Venice) Inc.
                                   Louisiana Holding Corp.
                                   VW Mall, Inc.

                                   By:  /s/ Doron Valero
                                        ----------------------------
                                        Doron Valero
                                        Vice President



                                   Equity (Texas) One Creekside LP

                                   By:  Equity (Texas Holdings) One GP LLC,
                                        its general partner

                                   By:  /s/ Doron Valero
                                        ----------------------------
                                        Doron Valero
                                        Vice President



                                   Equity (Texas) One Creekside Phase II LP

                                   By:  Equity (Texas Holdings) One GP LLC,
                                        its general partner

                                   By:  /s/ Doron Valero
                                        ----------------------------
                                        Doron Valero
                                        Vice President

                                   Equity (Texas) One Village Center LP

                                   By:  Equity (Texas Holdings) One GP LLC,
                                        its general partner

                                   By:  /s/ Doron Valero
                                        ----------------------------
                                        Doron Valero
                                        Vice President


                                   North Kingwood Centre I L.P.

                                   By:  North Kingwood Centre Corp.,
                                        its general partner

                                   By:  /s/ Doron Valero
                                        ----------------------------
                                        Doron Valero
                                        Vice President


                                   South Kingwood Centre I L.P.

                                   By:  South Kingwood Centre Corp.,
                                        its general partner

                                   By:  /s/ Doron Valero
                                        ----------------------------
                                        Doron Valero
                                        Vice President